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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


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                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


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
Date of Report (Date of earliest event reported) January 7, 1997              Commission File Number 0-21924
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                                METROCALL, INC.
                          (Exact name of registrant)




            Delaware                                      54-1215634
     (State of organization)             (I.R.S. Employer Identification Number)



               6677 Richmond Highway, Alexandria, Virginia 22306
             (Address of principal executive offices and zip code)


                                (703) 660-6677
                        (Registrant's telephone Number)


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ITEM 5.  OTHER EVENTS

        As a result of the acquisition by Metrocall, Inc. ("Metrocall") of $122.5 million principal amount (out of $125 million principal amount) of A+ Network's 11 7/8% Senior Subordinated Notes due 2005 (the "Notes"), the Notes have been delisted by the American Stock Exchange and deregistered under the Securities Exchange Act of 1934, effective January 7, 1997. As a result of the merger of A+ Network, Inc. into Metrocall, the obligations under the remaining $2.5 million in outstanding Notes have been assumed by Metrocall.







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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METROCALL, INC.





                                        BY:  /s/ VINCENT D. KELLY
                                           -------------------------
                                           Vincent D. Kelly
                                           Chief Financial Officer



Dated:  January 9, 1997